UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Adagio Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

MITHRIL II LP

MITHRIL II GP LP

MITHRIL II UGP LLC

AJAY ROYAN

PETER THIEL

POLARIS VENTURE PARTNERS V, L.P.

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

POLARIS PARTNERS IX, L.P.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P.

POLARIS VENTURE MANAGEMENT CO. V, L.L.C.

POLARIS PARTNERS GP IX, L.L.C.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C.

TERRANCE MCGUIRE

JONATHAN FLINT

M28 CAPITAL MANAGEMENT LP

MARC ELIA

ADIMAB, LLC

POPULATION HEALTH EQUITY PARTNERS III, L.P.

POPULATION HEALTH EQUITY PARTNERS III GP, LLC

POPULATION HEALTH EQUITY PARTNERS VII, L.P.

POPULATION HEALTH EQUITY PARTNERS VII GP, LLC

CLIVE A. MEANWELL, M.B., Ch.B, M.D.

CHRISTOPHER COX

TAMSIN BERRY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 ANNUAL MEETING OF STOCKHOLDERS

OF

ADAGIO THERAPEUTICS, INC.

PROXY STATEMENT

OF

MITHRIL II LP

MITHRIL II GP LP

MITHRIL II UGP LLC

AJAY ROYAN

PETER THIEL

POLARIS VENTURE PARTNERS V, L.P.

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

POLARIS PARTNERS IX, L.P.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P.

POLARIS VENTURE MANAGEMENT CO. V, L.L.C.

POLARIS PARTNERS GP IX, L.L.C.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C.

TERRANCE MCGUIRE

JONATHAN FLINT

M28 CAPITAL MANAGEMENT LP

MARC ELIA

ADIMAB, LLC

POPULATION HEALTH EQUITY PARTNERS III, L.P.

POPULATION HEALTH EQUITY PARTNERS III GP, LLC

POPULATION HEALTH EQUITY PARTNERS VII, L.P.

POPULATION HEALTH EQUITY PARTNERS VII GP, LLC

CLIVE A. MEANWELL, M.B., Ch.B, M.D.

CHRISTOPHER COX

TAMSIN BERRY

This proxy statement and accompanying WHITE proxy card are being furnished to stockholders of Adagio Therapeutics, Inc., a Delaware corporation (“Adagio” or the “Company”) by Mithril (as defined below) in connection with the 2022 annual meeting of stockholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meetings of stockholders of the Company held in lieu thereof, the “2022 Annual Meeting”), currently scheduled to be held virtually on May 26, 2022, at 8:30 a.m. Eastern Time. The Company has set March 29, 2022 as the record date for determining stockholders entitled to notice of and to vote at the 2022 Annual Meeting (the “Record Date”).

The participants in this solicitation (the “Participants”) are:

•

Mithril II, LP, a Delaware limited partnership (“Mithril II”), Mithril II GP LP, a Delaware limited partnership (“Mithril II GP”), Mithril II UGP LLC, a Delaware limited liability company (“Mithril II UGP”), Ajay Royan, a citizen of Canada, and Peter Thiel, a citizen of the United States of America (collectively, “Mithril”, “we”, “us” or “our”);

•

Polaris Venture Partners V, L.P., a Delaware limited partnership (“Polaris V”), Polaris Venture Partners Entrepreneurs’ Fund V, L.P., a Delaware limited partnership (“Polaris EF V”), Polaris Venture Partners Founders’ Fund V, L.P., a Delaware limited partnership (“Polaris FF V”), Polaris Venture Partners Special Founders’ Fund V, L.P., a Delaware limited partnership (“Polaris SFF V”), Polaris Partners IX, L.P., a Delaware limited partnership (“Polaris IX”), Polaris Healthcare

i

Technology Opportunities Fund, L.P., a Delaware limited partnership (“Polaris HCT”), Polaris Venture Management Co. V, L.L.C., a Delaware limited liability company (“PVMC V”), Polaris Partners GP IX, L.L.C., a Delaware limited liability company (“PPGP IX”), Polaris Healthcare Technology Opportunities Fund GP, L.L.C., a Delaware limited liability company (“PHCT GP”), Terrance McGuire, a citizen of the United States of America, and Jonathan Flint, a citizen of the United States of America (collectively, “Polaris”);

•	M28 Capital Management, LP, a Delaware limited liability company (“M28 Capital”) and Marc Elia, a citizen of the United States of America (collectively, “M28”);

•	Adimab, LLC, a Delaware limited liability company (“Adimab”);

•

Population Health Equity Partners III, L.P., a Delaware limited partnership (“PH III”), Population Health Equity Partners III GP, LLC, a Delaware limited liability company (“PH III GP”), Population Health Equity Partners VII, L.P., a Delaware limited partnership (“PH VII”), Population Health Equity Partners VII GP, LLC, a Delaware limited liability company (“PH VII GP”), Christopher Cox, a citizen of the United States of America, and Clive A. Meanwell, M.B., Ch.B., M.D., a citizen of the United Kingdom (“Population Health,” and together with Polaris, M28 and Adimab, the “Participating Stockholders”); and

•	Tamsin Berry, a citizen of the United Kingdom.

Mithril II GP is the general partner of Mithril II, and Mithril II UGP is the general partner of Mithril II GP. Mr. Royan is the sole managing member of Mithril II UGP. Mr. Royan is a member of the board of directors of Adagio (the “Board”), whose term expires at the conclusion of the 2022 Annual Meeting and who is not standing for re-election at the 2022 Annual Meeting. Peter Thiel and Ajay Royan are the members of the investment committee of Mithril II GP. PVMC V is the general partner of each of Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V. PPGP IX is the general partner of Polaris IX. PHCT GP is the general partner of Polaris HCT. Messrs. Flint and McGuire are the managing members of PVMC V, and Mr. McGuire is a member of the Board. Mr. Elia is the Chief Investment Officer of M28 Capital and Managing Member of the general partner of M28 Capital. Mr. Elia is also one of our nominees to serve on the Board. Mr. Cox and Dr. Meanwell are the managing members of PH III GP and PH VII GP. Dr. Meanwell is also one of our nominees to serve on the Adagio Board. Tamsin Berry is also one of our nominees to serve on the Adagio Board.

On March 28, 2022, Mithril II submitted to the Company its formal notice of intent (“Notice”) to nominate Ms. Tamsin Berry, Mr. Marc Elia and Dr. Clive A. Meanwell (the “Nominees”) to the Board. Also on March 28, 2022, Mithril II and the Participating Stockholders reached an agreement, memorialized in an email dated March 28, 2022 and on file with the SEC, to vote all of their respective shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in favor of all of our Nominees.

On April 25, 2022, Mithril II mailed to the Company a supplement to the Notice, notifying the Company that Mithril additionally intended to introduce at the 2022 Annual Meeting an advisory, non-binding resolution that the Board be declassified in advance of the 2023 annual meeting of stockholders (the “2023 Annual Meeting”), so that all directors are subject to a stockholder vote on an annual basis. Also on April 25, 2022, Mithril and the Participating Stockholders reached an agreement, memorialized in an email dated April 25, 2022 and on file with the SEC, pursuant to which they agreed to vote all of their respective shares of Common Stock in favor of such declassification proposal.

As of the Record Date, the Participants collectively beneficially owned 54,061,113 shares of the Common Stock, constituting approximately 49.3% of the shares of Common Stock outstanding on the Record Date.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE ADAGIO BOARD OF DIRECTORS.

This proxy statement and the accompanying WHITE proxy card are first being sent or given on or about April 29, 2022 to holders of shares of Common Stock as of the Record Date.

We are soliciting your vote because (i) we believe that Ms. Berry, Mr. Elia and Dr. Meanwell would be valuable additions to the Board and that they will bring experienced voices, fresh thinking, strong execution skills and the greater stockholder alignment necessary for the Board to establish and execute a strategic plan that creates long term value for the Company’s stockholders and (ii) because we believe that passage of the declassification proposal would help signal to the Board that its stockholders are supportive of a more stockholder-centric corporate governance framework and further signal to the Board that there is a stockholder mandate for the Nominees to effect meaningful change at the Company, as described in this proxy statement. We ask for your support at the upcoming 2022 Annual Meeting.

Each of the Participants may be deemed “participants” in this solicitation under U.S. Securities and Exchange Commission (“SEC”) rules.

THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF ADAGIO THERAPEUTICS CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR WHITE PROXY CARD “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD. WE ALSO URGE YOU TO VOTE YOUR WHITE PROXY CARD “FOR” THE DECLASSIFICATION PROPOSAL (AS DEFINED BELOW).

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the stockholders at the 2022 Annual Meeting. If, however, we learn of any other proposals made at a reasonable time before the 2022 Annual Meeting, we will either supplement this proxy statement and provide stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed WHITE proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

We believe that substantial change is necessary for the Company to achieve its full potential and that this change must begin at the Board level. To that end, we have nominated a slate of three highly qualified nominees for election to the Board. We believe the Nominees will bring much-needed experience to the Board, assist the Company in executing its mission to revolutionize the fight against COVID-19 and other, similar threats, and better align the Company with the interests of stockholders.

We are also asking stockholders to approve an advisory, non-binding resolution requesting that the Board be declassified, so that all directors are subject to a stockholder vote on an annual basis, in place of the current structure in which directors serve three-year terms, with only one-third of the directors being subject to election each year. We believe that a declassified Board would bring greater accountability to the Board and better align the Board with the interests of stockholders. In addition, even though this declassification proposal is non-binding and, if approved and acted upon by the Company, would not take immediate effect, we believe it will send a strong signal to the Board that stockholders are supportive of a more stockholder-centric corporate governance framework.

While no assurances can be given that the election of the Nominees to the Board will enhance value, particularly in light of their minority representation on the Board, we believe that the election of our Nominees will add strong, qualified, and necessary voices to the Board and send a strong message that stockholders are supportive of transformative change at Adagio. We therefore urge you to support us in this effort by voting “FOR ALL” of the Nominees and “FOR” the proposal to declassify the Board.

We recommend that you vote your shares on the WHITE proxy card as follows:

1.

“FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to serve as Class I members of the Board until the 2025 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “2025 Annual Meeting”) or until their respective successors are duly elected and qualified (the “Nomination Proposal”); and

2.

“FOR” the adoption of a non-binding, advisory resolution requesting that the Board take all necessary steps to eliminate the classification of the Board in advance of the 2023 Annual Meeting, and thereby require that all directors be elected on an annual basis at the 2023 Annual Meeting and thereafter (the “Declassification Proposal”).

The Company has a classified Board, which is currently divided into three classes, with three directors serving in each class. The terms of the three Class I directors expire at the 2022 Annual Meeting. We are soliciting proxies to elect our three Nominees to serve as Class I directors and to approve the Declassification Proposal. The attached WHITE proxy card does not confer voting power with respect to any of the Company’s director nominees, and you will not be able to vote for a slate that includes both our Nominees and the Company’s nominees by use of a proxy card (ours or a proxy card provided by the Company). Nor will you be able to vote for both the Company’s nominees and for the Declassification Proposal. Even if you make an election with respect to fewer than all of our Nominees on our proxy card, we will not be able to vote your proxy in favor of any of the Company’s nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company, or by voting live at the 2022 Annual Meeting. Please note that, if you submit more than one proxy card, only the later-dated proxy card will be counted.

The principal executive offices of the Company are located at 1601 Trapelo Road, Suite 178, Waltham, Massachusetts 02451.

The Company has disclosed that as of the Record Date, there were 109,675,173 shares of Common Stock outstanding and entitled to vote at the 2022 Annual Meeting. As of the Record Date, the Participants collectively beneficially owned 54,061,113 shares of Common Stock, constituting approximately 49.3% of the shares of Common Stock outstanding on the Record Date. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on all matters presented at the 2022 Annual Meeting.

We have agreed to vote all of the shares of Common Stock that we hold as of the Record Date, and each of the other Participating Stockholders has agreed to vote all of their respective shares of Common Stock held as of the Record Date, “FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to serve as Class I members of the Board and “FOR” the Declassification Proposal.

This proxy solicitation is being made by the Participants, and not on behalf of the Board or the Company’s management.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:

The proxy materials are available at no charge on the SEC’s website, which is www.sec.gov.

REGARDLESS OF WHETHER YOU INTEND TO ATTEND THE 2022 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD AND “FOR” THE DECLASSIFICATION PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your WHITE proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed WHITE proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed WHITE proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY (OTHER THAN ON THE WHITE PROXY CARD DELIVERED BY US TO YOU) TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR WHITE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Innisfree M&A Incorporated (“Innisfree”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 717-3926

Banks and Brokers may call collect: (212) 750-5833

It is important that your shares of Common Stock be represented and voted at the 2022 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2022 Annual Meeting live, please complete, date and sign the WHITE proxy card that has been provided to you by us (and not any proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote (i) “FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to serve as Class I members of the Board and (ii) “FOR” the Declassification Proposal.

v

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and can be identified by the use of, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “would,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

BACKGROUND TO THIS SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

Each of Mithril, Polaris, Population Health and M28 (and their respective affiliates and associated persons) directly or indirectly invests in, among other things, biotechnology companies, and became acquainted with one another over the course of the last several years through investments made in, and/or service on the boards of, a variety of biotechnology companies, including, but not limited to, the Company, Adimab (one of the Participants) and Fractyl Health, Inc. Adimab became acquainted with Mithril and the other Participating Stockholders in connection with their (or as applicable, their respective affiliates’ or associated persons’) respective investments in Adimab, Mr. Royan’s and Mr. McGuire’s service on the Adimab board of directors and Mr. Elia’s former service on the Adimab board of directors.

In 2020, as the COVID-19 pandemic grew, Adimab conducted research on anti-coronavirus antibodies, developing a portfolio of antibodies for both the treatment and prevention of COVID-19 and future coronavirus outbreaks. Through these efforts, Adimab discovered ADG 20. In order to maximize ADG20’s potential and ensure its development and commercialization with appropriate infectious disease resources and development expertise, the Company was founded as a standalone biotechnology company. Adimab sought investors to join it in this venture. Such investors included Mithril, Polaris and M28 (or as applicable, their respective affiliates or associated persons).

Mithril and the Participating Stockholders are, and have since the earliest days of the Company been, committed to the success of the Company and its efforts to combat the scourge that is COVID-19, and, as significant stockholders, seek to maximize the value of the Company.

•

As stated in the Company’s final prospectus filed in connection with the Company’s initial public offering (the “IPO”), the Company was founded in June 2020 by Adimab, one of the Participants, to focus initially on the development of antibodies for both the treatment and prevention of COVID-19. Adimab is a leading provider of antibody discovery, engineering and optimization services and has established an extensive presence in the drug discovery industry.

•

Two of the three current members of the Board who have served in such roles since the Company’s founding are Mr. Ajay Royan and Mr. Terrance McGuire, both of whom are also Participants. Mr. Royan and Mr. McGuire were also on the board of directors of Adimab at the time that Adimab determined to found the Company (and remain on the board of directors of Adimab today). Additionally, Mr. Marc Elia, one of the Nominees, and Adimab general counsel Mr. Philip Chase were pre-IPO members of the Board.

•

Each of Mithril II, Adimab, M28 and certain affiliates of Population Health and Polaris, all of whom are also Participants, were significant pre-IPO investors in the Company, and Mithril II was additionally among the largest buyers of Company’s Common Stock in the Company’s IPO. Mithril II is one of the largest stockholders of the Company and continues to hold every share of the Company’s stock it has purchased since Adagio’s earliest financing.

•	Adimab has further contributed significant support to the Company in the form of technology, intellectual property, and other resources since the founding of the Company.

In the lead-up to and following the Company’s IPO on August 10, 2022, several new members were appointed to the Board, including: Ms. Ellen Marram, MBA, Dr. Redonda Miller, Mr. Tom Heyman, Dr. Anand Shah, and Mr. Michael Wyzga (together with Dr. René Russo and Dr. Howard Mayer, the “Non-Participant Directors”).

Since the Company’s IPO, differences in views and approach have emerged between the Non-Participant Directors, on the one hand, and Mithril and the Participating Stockholders (including Company Board members

Mr. Royan and Mr. McGuire), on the other hand. These differences have related primarily to views regarding (i) the appropriate level of transparency and stockholder participation that is required for the optimal functioning of the Board, and (ii) the need for greater focus, urgency, and certainty with respect to execution of the Company’s strategy.

•

With respect to the former, the Participants favor a Board that, to the maximum extent possible, makes decisions though consensus, at the level of the full Board, whereas the Non-Participating Directors have implemented Board practices that result in committees playing a more prominent role. Since those committees do not include Messrs. Royan and McGuire (i.e., the two directors on the Board that are affiliated with significant Company stockholders), the Participants feel that stockholder views that could add significant value to the Company (and therefore to its stockholders), such as those described in the immediately following bullet, are not able to be placed on equal footing with proposals from Non-Participating Directors who are not significant stockholders. Messrs. Royan and McGuire have discussed this concern with the Non-Participating Directors over the course of several months; however, in the view of the Participants, this issue has not been resolved.

•

With respect to the latter (i.e., the need for greater focus, urgency, and certainty with respect to execution), the Participants believe that the Company needs to give greater freedom to management and support its excellent and innovative discovery work with faster and more agile execution, including with respect to more innovative development methodologies, to both get its products to clinicians and patients quickly and be able to more quickly adapt as the virus and the regulatory environment evolve. While the Non-Participating Directors have not wholly rejected such strategy, in the view of the Participants, there has not been sufficient urgency and decisiveness in navigating discovery, clinical, and regulatory activities in the changing COVID-19 landscape. Further, time has elapsed without decisive direction and leadership for the Company, a necessary input for the Company and management team to achieve the Company’s clear strategic goals.

Between the date of the Company’s IPO and the date of the filing of this definitive proxy statement, the Company has experienced a substantial decline in the market value of its Common Stock, to the point that the Company’s Common Stock is trading at a discount to the Company’s cash on hand per share of Common Stock. The Participants believe that the aforementioned failures of the Company to sufficiently include stockholder views in decision making and the lack of focus on execution have contributed to this decline. As the Company’s financial and operational performance suffered, Messrs. Royan and McGuire continued their efforts to advocate at the Board level for change in the approach to Board governance. At the same time, various subsets of the Participants also began discussing with each other their concerns over the Company’s financial and operational performance, in light of what they believe to be the power of its technology platform and the continued strength of the market opportunity afforded.

On March 18, 2022, the Company announced that the 2022 Annual Meeting would be held on May 26, 2022. In the week of March 21, 2022, Mr. Royan was informed by Mr. Heyman, the chairman of the Nominating and Corporate Governance Committee of the Board, that the Board would consider nominating Mr. Royan for re-election to the Board at the 2022 Annual Meeting on the condition that he commit in advance to only serving one year of his three-year term. Mr. Heyman also confirmed that the Committee had not made this a condition of nomination of the other Class I members of the Board. On Saturday, March 26, 2022 and Sunday, March 27, 2022, Mithril and the Participating Stockholders had a series of discussions regarding their dissatisfaction with the operational performance of the Company, as well as what they believed to be the Board’s lack of alignment with the Company’s stockholders. On March 27, 2022, Adimab general counsel Philip Chase telephoned Dr. Russo, the Chairman of the Board, to voice the concerns he had heard from other Participants over the course of that weekend and noted that Adimab and the other Participants with whom he had been speaking wanted to find a constructive path forward to avoid a potential proxy contest, but Dr. Russo was not, in the Participants’ view, receptive to proceeding with such discussions at that time.

On Monday, March 28, 2022, Mithril and the Participating Stockholders concluded that the Company needed changes in Board membership to further the interests of the Company and protect the interests of its stockholders, and determined to nominate the Nominees. On that same day, Mithril and the Participating Stockholders reached an agreement to vote their shares in favor of the Nominees at the 2022 Annual Meeting.

Also on Monday, March 28, 2022, Mithril II delivered its Notice to the Company, and further supplemented the Notice (i) on Wednesday, March 30, 2022 by mailing to the Company copies of the Schedule 13D amendments filed by Mithril and Polaris, each on March 30, 2022, and (ii) on Thursday, April 7, 2022, by mailing to the Company copies of the Schedule 13Ds filed by Adimab, M28 and Population Health between March 30, 2022 and April 7, 2022.

Since the date of delivery of the nomination notice, representatives of Mithril, the Participating Stockholders and the Board have had discussions regarding a potential settlement. The initial settlement proposal made by Mithril and the Participating Stockholders, which would have involved, among other things, the departure of Non-Participating Directors René Russo, Tom Heyman, Anand Shah, Howard Mayer and Michael Wyzga, the addition of the Nominees to the Board as Class III directors, the re-nomination of Mr. Royan to the Board and a reduction in the size of the Board, was rejected by a special committee of the Board consisting of the Non-Participating Directors (the “Committee”), which was formed on or about Friday, April 8, 2022 in connection with the nomination of the Nominees.

On April 17, 2022, the Committee offered to nominate the Nominees for election to the Board at the 2022 Annual Meeting in exchange for a standstill, a liability waiver and a non-disparagement undertaking.

On April 19, 2022, Mithril and the Participating Stockholders made a counterproposal to the Committee’s April 17, 2022 proposal, which among other things modified the Committee’s proposal to provide for greater stockholder protections, including by proposing to declassify the Board at the 2023 annual meeting and encourage Board consensus through supermajority decision-making. The Committee informed Mr. McGuire on April 20, 2022 that it had considered and rejected such counterproposal, including the idea of providing greater stockholder accountability through a declassification of the Board. As of the date of this definitive proxy statement, Mithril and the Participating Stockholders have been unable to reach an agreement with the Non-Participating Directors in respect of the foregoing matters.

On April 25, 2022, Mithril II mailed to the Company a further supplement to the Notice, notifying the Company that Mithril II intended to propose the Declassification Proposal, and Mithril and the Participating Stockholders agreed to vote all of their shares of Common Stock in favor of the Declassification Proposal at the 2022 Annual Meeting.

On April 25, 2022, the Participants filed a revised preliminary proxy statement, which included the Declassification Proposal. On April 27, 2022, the Participants filed a further revised preliminary proxy statement. On April 29, 2022, the Participants filed this definitive proxy statement.

REASONS FOR THE SOLICITATION

We and the other Participants strongly believe in the substantial potential of Adagio Therapeutics and the power of its technology platform. Mithril II and each of the Participating Stockholders has made a substantial investment in the Company because we and they believe in the Company’s mission, that the Company is well-positioned in the biopharmaceutical industry, and that the Company has significant growth potential. It is our belief, however, that the Company’s stock price does not reflect the true value of the business. While we believe that the Company’s lead product candidate, adintrevimab, and other assets of the Company have the potential to, among other things, revolutionize the fight against COVID-19 and generate significant returns for the Company, we believe that the Board requires changes in order to better align the Board and Company with the mission of focused, long-term value creation expected by stockholders, and to effectively direct the Company’s resources towards those ends.

Our Nominees are leading experts in their fields and will be experienced voices on the Board that are able to provide fresh thinking, strong execution skills and greater stockholder alignment to the boardroom. In addition, the Participants believe that as members of the Board, the Nominees would be strong advocates for greater transparency and stockholder participation at the Board level (including by encouraging the remaining Non-Participating Directors to more actively consider stockholder friendly measures, such as Board declassification) and help the Company develop stronger and more agile execution methodologies that could help the Company bring its products to clinicians and patients faster, enhancing stockholder value in the process, including by focusing further on the quality, speed and integration of basic science, manufacturing scale-up, preclinical and clinical operations, regulatory interactions and accurate, consistent, reliable communications of plans and progress with all stakeholders including investors.

Since Mr. McGuire, together with the Nominees, would still only constitute a minority of the Board, the ability of Mr. McGuire and the Nominees to effect meaningful change at the Company will depend on the cooperation of the remaining Non-Participating Directors. The Participants believe that the election of the Nominees to the Board, as well as the passage of the Declassification Proposal (which is further discussed below), will help demonstrate that the Nominees have a mandate from the Company’s stockholders to implement the above changes.

The Participants are making the advisory, non-binding Declassification Proposal because we believe that the Company’s current classified board structure presents an unreasonably high threshold to change that privileges director incumbency over the best interests of the Company. We believe that passage of the Declassification Proposal will help signal to the Board that its stockholders are supportive of a more stockholder-centric corporate governance framework, and, as noted above, further signal to the Non-Participating Directors that there is a stockholder mandate for the changes that the Participants have stated above that they hope the Nominees will implement.

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to read this proxy statement carefully and in its entirety.

Who is making this solicitation?

The solicitation for the election of the Nominees to serve as Class I members of the Board and for the other proposals described in this proxy statement at the 2022 Annual Meeting is being made by the Participants. The Participants include (i) Mithril, who submitted the Notice to nominate the Nominees and to make the Declassification Proposal, (ii) Polaris, M28, Adimab and Population Health, or the Participating Stockholders, each of whom has agreed to vote their shares for the Nominees and in favor of the Declassification Proposal and (iii) the Nominees themselves. For more information regarding the Participants, please see Annex A attached to this proxy statement.

What are the Participants asking you to vote for?

We, along with the other Participants, are asking you to vote on the WHITE proxy card at the 2022 Annual Meeting as follows:

1.

“FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to serve as Class I members of the Board until the 2025 Annual Meeting or until their respective successors are duly elected and qualified; and

2.

“FOR” the adoption of a non-binding, advisory resolution requesting that the Board take all necessary steps to eliminate the classification of the Board in advance of the 2023 Annual Meeting, and thereby require that all directors be elected on an annual basis at the 2023 Annual Meeting and thereafter (i.e., the Declassification Proposal).

Why are the Participants soliciting your vote?

The Participants believe that substantial change is necessary for the Company to achieve its full potential and that this change must begin at the Board level. To that end, Mithril has nominated a slate of three highly-qualified nominees for election to the Board as Class I directors. They are committed to helping identify opportunities to deliver enhanced value. Our Nominees are leading experts in their fields and will be experienced voices on the Board that are able to provide fresh thinking, strong execution skills, greater stockholder alignment and strong clinical, management, and financial expertise.

We are asking stockholders to approve the Declassification Proposal because we believe that a declassified Board would bring greater accountability to the Board and better align the Board with the interests of stockholders, and that the approval of the Declassification Proposal would send a strong signal to the Board that stockholders are supportive of a more stockholder-centric corporate governance framework.

Who are the Nominees?

We are proposing that Tamsin Berry, Marc Elia and Clive A. Meanwell be elected as Class I members of the Board to serve on the Board until the 2025 Annual Meeting or until their respective successors are duly elected and qualified.

Set forth below is (a) the name, age, any position and office with the Company held by each such Nominee, and the term thereof, business experience during the past five years (including principal occupation and employment during the past five years, the name and principal business of any corporation or other organization in which such occupation or employment was carried on; and whether such corporation or organization is a parent, subsidiary or other affiliate of the Company), a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a director for the Company as of the date hereof, in light of the Company’s business and structure (including such material information beyond the past five years and information on the Nominee’s particular area of expertise or other relevant qualifications), and (b) any directorships held by such person during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended. The business address of each of Ms. Berry and Dr. Meanwell is “c/o Population Health Partners, L.P., 1200 Morris Turnpike, Suite 3005, Short Hills, NJ 07078” and the business address of Mr. Elia is “c/o M28 Capital Management LP, 700 Canal Street, 2nd Floor, Stamford, CT 06902.”

Name and Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Tamsin Berry (41)

Tamsin Berry is a Partner and Co-Founder of Population Health Partners, a global investment firm based in New York, San Francisco, and London, focused on technologies which arrest the drivers of common and burdensome health conditions such as stroke and heart disease, diabetes, obesity, lung diseases, chronic pain, anxiety and depression, and has served in this position since June 2020. Since November 2021, she has served as Non-Executive Director, and also as a board member, of the Global Pathogen Analysis Service. Since March 2021, she has served as an adviser to EQRx, a biotechnology firm. Since December 2020, she has served as Advisor to University of Oxford for the Global Health Security Consortium, which includes University of Oxford, the Tony Blair Institute and the Ellison Institute of Transformative Medicine. From February 2019 to March 2020, she served as the Director of the UK Office for Life Sciences, where she worked with Sir John Bell to write the UK’s Life Sciences Industrial Strategy. This work led to £3 billion of investment into UK biotech across several public and private partnership projects. She previously served as Deputy Director of the UK Office for Life Sciences, from November 2015 to February 2019. Ms. Berry has held a number of leadership positions in government, spanning policy, corporate, and communications roles at the Cabinet Office, Department of Health, and Public Health England. From March 2020 to June 2020, her final role was in the COVID Taskforce, where Ms. Berry was the senior responsible officer for serology and seroprevalence at the start of the pandemic and was awarded an OBE for her work. She sits on the board of a not-for-profit pathogen surveillance bioinformatics company and supports governments with pandemic preparedness. We believe that Ms. Berry’s extensive experience in government and health policy, particularly with respect to the COVID pandemic, qualifies her to serve on the Board.

Ms. Berry does not currently hold, and has not within the past five years held, any position or office with the Company.

Name and Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Marc Elia (46)

Marc Elia is the Founder and CIO of M28 Capital Management L.P., a healthcare sector investment fund. Prior to that, from January 2012 to September 2022, Mr. Elia served as a partner at Bridger Capital, an investment fund. Mr. Elia serves on the Board of Directors of SQZ Biotechnology (NYSE: SQZ) and

Fractyl Health Inc. Prior to his career in investing, Mr. Elia held various roles across the biotechnology industry at N30 Pharmaceuticals, Chiron Corporation, and L.E.K. Consulting. Mr. Elia holds a B.A. in Economics from Carleton College. We believe that Mr. Elia’s broad operational and transactional experience, particularly in the pharmaceutical and biotech industries, qualify him to serve on the Board.

Mr. Elia served as a director of the Company from July 2020 to April 2021. Mr. Elia does not currently hold, and (other than the foregoing) has not within the past five years held, any position or office with the Company.

Clive A. Meanwell (64)

Clive A. Meanwell is Executive Chair and Co-Founder of Population Health Partners, a global investment firm based in New York, San Francisco, and London, focused on technologies which arrest the drivers of common and burdensome health conditions such as stroke and heart disease, diabetes, obesity, lung diseases, chronic pain, anxiety and depression. Dr. Meanwell is also the co-founder of Population Health Investment Co., Inc. (Nasdaq: PHIC), a special purpose acquisition company, and has been its Chief Executive Officer and director since September 2020. He is also a board member at the following companies: BB Biotech, the Swiss investor in biotechnology, where he serves as Vice Chairman; EQRx, a firm creating novel, patent-protected medicines at prices that are more affordable for people and sustainable for healthcare systems; Fractyl Health, Inc., an organ editing metabolic therapeutics company focused on pioneering a new approach to the treatment of type-2 diabetes; and Comanche Biopharma, a biotech start-up taking on the global problem of pre-eclampsia, which is a leading cause of maternal death and premature births, particularly in low and middle income countries.

Dr. Meanwell was the founder, Chief Executive and Chief Innovation Officer of The Medicines Company, acquired by Novartis in early 2020 for $9.7 billion. Prior to that, he was a Partner at the venture capital firm MPM Capital, and before then, he held senior global executive positions with the Roche group working out of Switzerland and the United States. He trained in medicine, with post-graduate specialization in cancer treatment, cancer research, clinical trials, statistics, and epidemiology. He holds MB ChB and MD cum laude degrees from the University of Birmingham, UK.

We believe Dr. Meanwell is qualified to serve as a member of the Board because of his expertise in the biopharmaceutical

Name and Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years product development, regulatory affairs and commercialization accumulated through his career in pharmaceutical companies, in biotech companies, and in biopharmaceutical investment firms.

Dr. Meanwell does not currently hold, and has not within the past five years held, any position or office with the Company.

The Board consists of nine directors, divided into three classes. This proxy statement is soliciting proxies to elect Tamsin Berry, Marc Elia and Clive A. Meanwell at the 2022 Annual Meeting to serve as Class I members of the Board.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. The Nominees intend to work actively with the other Board members to discuss the issues and challenges facing the Company and resolve them together. By utilizing their respective experience and working constructively with the other Board members, the Nominees believe they can effect positive change at the Company.

We note that two of the Participants, Ajay Royan and Terrance McGuire, are currently members of the Board. Mr. McGuire is a Class II director, whose term is currently scheduled to end at the conclusion of the Company’s 2023 annual stockholder meeting. Mr. Royan is a Class I director, whose term expires at the conclusion of the 2022 Annual Meeting and who is not standing for re-election at the 2022 Annual Meeting.

You should refer to the Company’s proxy statement for the 2022 Annual Meeting, for the names, background, qualifications and other information concerning the Company’s nominees.

Who can vote at the 2022 Annual Meeting?

According to the Company’s preliminary proxy statement, filed with the SEC on April 26, 2022, Common Stock is the Company’s only outstanding class of capital stock. Only stockholders of record as shown on the Company’s books at the close of business on the Record Date are entitled to vote at the 2022 Annual Meeting or any adjournment thereof. Each stockholder is entitled to one vote per share of Common Stock on all matters to be voted on at the 2022 Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

Stockholders who sell their shares before the Record Date (or acquire them after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the 2022 Annual Meeting even if they sell their shares after the Record Date.

How do proxies work?

We and the other Participants are asking you to appoint Ajay Royan, Scott Winter, Arthur Crozier and Richard Brand as your proxy holders to vote your shares of Common Stock at the 2022 Annual Meeting. You make this appointment by voting the enclosed WHITE proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holder to vote your shares of Common Stock at the 2022 Annual Meeting, according to the directions you provide. You may vote for all, some, or none of our Nominees. Regardless of whether you are able to attend the 2022 Annual Meeting, you are urged to complete the enclosed WHITE proxy card and return it in the enclosed self-addressed, prepaid envelope or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your WHITE proxy card). All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification.

The attached WHITE proxy card does not confer voting power with respect to any of the Company’s director nominees, and you will not be able to vote for a slate that includes both our Nominees and the Company’s nominees by use of a proxy card (ours or a proxy card provided by the Company). Even if you make an election with respect to fewer than all of our Nominees on our proxy card, we will not be able to vote your proxy in favor of any of the Company’s nominees. If you submit more than one proxy card, only the later-dated proxy card will be counted.

IF YOU RETURN A VALID WHITE PROXY CARD AND NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK REPRESENTED THEREBY WILL BE VOTED: (I) “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD; (II) “FOR” THE DECLASSIFICATION PROPOSAL; AND (III) IN THE PROXY HOLDER’S DISCRETION AS TO OTHER MATTERS THAT MITHRIL DOES NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE 2022 ANNUAL MEETING.

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the stockholders at the 2022 Annual Meeting. Unless you indicate otherwise on the WHITE proxy card, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by us at the time this proxy statement was printed and that, under the Company’s amended and restated bylaws (the “Bylaws”), may be properly presented for action by the stockholders at the 2022 Annual Meeting.

What is the quorum requirement for the 2022 Annual Meeting?

In order to carry on the business of the 2022 Annual Meeting, there must be a quorum. This means holders of record of at least a majority of the shares of Common Stock entitled to vote must be represented at the meeting, either by proxy or in person. Abstentions and votes withheld will be counted as present or represented at the 2022 Annual Meeting for purposes of determining the presence or absence of a quorum. As described below, there will not be any “broker non-votes” at the 2022 Annual Meeting.

What is the effect of an abstain vote or the withholding of a vote?

For the election of directors, stockholders may vote “FOR” a nominee (or “FOR ALL” nominees), or “WITHHOLD” their vote with respect to a nominee. A properly executed proxy marked to “WITHHOLD” a vote with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but will not be considered to have been voted for or against such nominee. Therefore, a proxy marked “WITHHOLD” with respect to a specific nominee will result in such nominee receiving fewer “FOR” votes.

With regard to all other proposals, a stockholder may vote “FOR,” “AGAINST,” or to “ABSTAIN.” If a stockholder abstains from voting as to any matter, then the shares of Common Stock held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall otherwise not be deemed to have been voted on such matter.

What is a broker non-vote?

A “broker non-vote” occurs when a bank, brokerage firm, dealer, trust company or other nominee who holds shares of Common Stock for a beneficial owner withholds its vote on a particular proposal with respect to which it does not have discretionary voting power or instructions from the beneficial owner. Ordinarily, if you are a beneficial owner of shares of Common Stock and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on “routine” proposals but may not vote on “non-routine” proposals. Because this is a contested proxy solicitation, none of the proposals are considered routine. As a result, there will not be any broker non-votes. If you hold shares of Common Stock through a bank, brokerage firm, dealer, trust company or other nominee and do not submit any voting instructions to such bank, brokerage firm, dealer, trust company or other nominee with respect your shares of Common Stock, your shares will not be counted in determining the outcome of any of the proposals at the 2022 Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. If you submit voting instructions for one proposal but not for another, your shares will be counted as present for purposes of determining whether a quorum exists, but will not be voted with respect to the proposal for which you did not provide instructions. If the item for which you did not provide broker instructions requires approval of the majority of shares present, your failure to provide voting instructions will have the effect of an “AGAINST” vote with respect to that item.

What vote is required to elect the Nominees?

Under the Bylaws, the directors shall be elected (including in contested elections such as this one) by the vote of a plurality of the shares of Common Stock represented, in person or by proxy, at the 2022 Annual Meeting (meaning, assuming that the Board remains the same size as it is currently, those three director nominees receiving the greatest number of votes cast “FOR” shall be elected). Stockholders do not have the right to cumulate their votes in the election of directors. Votes withheld and broker non-votes are not votes cast and will result in the applicable nominees receiving fewer “FOR” votes for purposes of determining the three nominees receiving the most votes. A properly executed proxy marked to “WITHHOLD” a vote with respect to the election of any or all director nominees will be counted for purposes of determining whether there is a quorum, but will not be considered to have been voted for or against such nominee. Therefore, a proxy marked “WITHHOLD” with respect to a specific nominee will result in such nominee receiving fewer “FOR” votes.

How many shares of Common Stock must be voted in favor of the Declassification Proposal?

The Declassification Proposal will require the affirmative vote of a majority of the shares of Common Stock represented at the 2022 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2022 Annual Meeting. We note that the Declassification Proposal is advisory and is not binding on the Company. You may vote for or against or you may abstain on this proposal. Abstentions will have the same effect as votes against this proposal.

If other matters are properly brought before the 2022 Annual Meeting, the vote required will be determined in accordance with applicable law, the listing standards and rules of Nasdaq, the Company’s amended and restated certificate of incorporation (the “Charter”) and Bylaws, as applicable.

What should I do in order to vote for the Nominees and the Declassification Proposal?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your WHITE proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed WHITE proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed WHITE proxy card.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the 2022 Annual Meeting, we encourage you to read this proxy statement and date, sign and return your completed WHITE proxy card prior to the 2022 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2022 Annual Meeting live, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above to ensure that your vote will be counted if you later decide not to attend the 2022 Annual Meeting.

Can I use the WHITE proxy card to vote for any of the Company’s nominees?

No. We have determined to nominate a slate comprised of the three Nominees: Tamsin Berry, Marc Elia and Clive A. Meanwell. This is the total number of directors that, as of the date of this proxy statement, may be elected to serve as Class I directors of the Company. You will not be able to vote for both the Company’s nominees and our Nominees by means of submitting a proxy card. Nor will you be able to vote for both the Company’s nominees and the Declassification Proposal. Any proxy card you submit will revoke any earlier-dated proxy card.

How do I revoke a proxy?

Any stockholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card or form sent to you by the Company. If you are a registered holder of shares of Common Stock, you may revoke a previously submitted proxy by:

•	signing, dating and returning the enclosed WHITE proxy card or any other later-dated proxy in the postage-paid envelope provided;

•	delivering to the Secretary or any other officer of the Company a written notice of revocation at 1601 Trapelo Road, Suite 178, Waltham, Massachusetts 02451; or

•	attending the 2022 Annual Meeting and voting live.

Please note, however, that only your last-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2022 Annual Meeting as described in this proxy statement. Attending the 2022 Annual Meeting alone without taking one of the actions set forth above will not revoke your proxy.

Stockholders who hold their shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. You may also provide your bank, brokerage firm, dealer, trust company or other nominee with new voting instructions. Only your latest dated instructions will count. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the 2022 Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, at c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY (OTHER THAN ON THE WHITE PROXY CARD DELIVERED BY US TO YOU) TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2022 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation?

The entire expense of soliciting proxies for the 2022 Annual Meeting by the Participants is being borne by Mithril and the Participating Stockholders. Mithril and the Participating Stockholders expect to seek reimbursement of such solicitation expenses from the Company. In the event that Mithril and the Participating Stockholders do seek reimbursement of such expenses, they do not intend to submit the question of such reimbursement to a vote of the Company’s stockholders.

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, Innisfree. Stockholders may call toll-free at (877) 717-3926, and banks, brokers and other nominees may call collect at (212) 750-5833.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. THE PARTICIPANTS URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY TO VOTE “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD AND “FOR” THE DECLASSIFICATION PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:

The proxy materials are available at no charge at www.sec.gov.com.

PROPOSAL NO. 1—ELECTION OF NOMINEES

We propose that the stockholders elect Tamsin Berry, Marc Elia and Clive A. Meanwell as Class I members of the Board at the 2022 Annual Meeting. According to publicly available information, the Board consists of nine directors. The Company has a classified Board, which is currently divided into three classes. The directors in each class are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. According to publicly available information, the terms of three directors expire at the 2022 Annual Meeting.

The initial term of each Nominee, if elected, would be until the 2025 Annual Meeting or until his or her successor is duly elected and qualified in accordance with the Charter and Bylaws. Each Nominee has executed a consent to being named as a nominee in this proxy statement and to serving as a director of the Company, if so elected.

We believe that the Company’s securities are currently undervalued and that the election of directors is the most powerful way that stockholders can influence the strategic direction of the Company. We further believe that Ms. Berry’s, Mr. Elia’s and Dr. Meanwell’s extensive experience, qualifications and skills would add significant value to the Board and that the interests of the Company and stockholders would be best served by the election of Ms. Berry, Mr. Elia and Dr. Meanwell to the Board.

The Corporate Governance Guidelines of the Company, which are available on the Company’s website at https://investors.adagiotx.com/static-files/deeab61b-d814-4912-87f1-880e838632ed, set forth criteria to assist the Board in making a determination whether a director is independent from the Company. We do not have any knowledge of any facts that would reasonably prevent the determination that each of the Nominees is independent under the applicable standards, including those of Nasdaq or the SEC.

In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the stockholders in accordance with his or her duties as a director.

We are not seeking control of the Board at the 2022 Annual Meeting. If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. While Mr. McGuire, one of the Participants, is an incumbent Class II director, he has not entered into any agreement to vote as a director in accordance with the Nominees if they are elected. Further, the Nominees and Mr. McGuire would still constitute a minority of the Board. The Nominees intend to work actively with the other Board members to discuss the issues and challenges facing the Company and resolve them together. By utilizing their respective experience and by working constructively with the other Board members, the Nominees believe they can effect positive change at the Company.

We do not expect that the Nominees will be unable to stand for election. If any Nominee is unable to serve or determines not to serve, we may seek to replace such Nominee with a substitute nominee to the extent substitution is permissible under applicable law and the Company’s organizational documents.

We reserve the right to nominate additional persons, to the extent this is not prohibited under applicable law or the Company’s organizational documents, if the Company purports to increase the number of directorships, and/or the Company makes or announces any changes to the Bylaws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees or any additional nominee nominated pursuant to the foregoing, and/or any Nominee is unable to serve or determines not to serve. Additional nominations made pursuant to the foregoing are without prejudice to our position that any attempt to change the size of the Board or disqualify any of the Nominees through Bylaw amendments or otherwise would constitute unlawful manipulation of the Company’s corporate governance. We reserve the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee. If we are permitted to substitute a nominee or propose an additional nominee, we will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee or additional nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act. Only in such case will the shares of Common Stock represented by the enclosed WHITE proxy card be voted for substitute nominees or additional nominees. We further reserve the right to (i) withdraw any or all of the Nominees and/or (ii) nominate fewer than all of the Nominees listed herein and/or to re-designate one or more of such individuals as alternate nominees.

Information Regarding the Nominees

Information pertaining to the Nominees, including the name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the question and answer section of the proxy statement under the section entitled “Who are the Nominees?”, which we urge you to read. This information has been furnished to us by the Nominees. Other than as disclosed in this proxy statement, including under the section directly below entitled “Arrangements between the Nominees and the Other Participants,” there is no arrangement or understanding between any of the Nominees and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

You should refer to the Company’s proxy statement for the 2022 Annual Meeting for the names, background, qualifications and other information concerning the Company’s nominees.

Arrangements between the Nominees and the Other Participants

Each Nominee has also executed a written consent in favor of Mithril, agreeing to be named as a nominee for election to the Board in our proxy soliciting materials related to the 2022 Annual Meeting, and to serve as a director if elected.

On March 28, 2022, Mithril II and the Participating Stockholders reached an agreement, memorialized in an email that is on file with the SEC, pursuant to which Mithril and the Participating Stockholders agreed to vote their shares of Common Stock in favor of the Nominees at the 2022 Annual Meeting. On April 25, 2022, Mithril II and the Participating Stockholders reached a further agreement, memorialized in an email and on file with the SEC, pursuant to which they agreed to vote in favor of the Declassification Proposal (the agreements described in this paragraph, collectively, the “Participating Stockholders Agreement”).

Other than the foregoing, there are no arrangements or understandings between or among any of the participants in this solicitation or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made.

Compensation of the Company’s Directors

If elected to the Board, the Nominees will not receive any compensation from Mithril or the Participating Stockholders to serve as a director. We expect, however, that they will receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation.

According to the Company’s final prospectus, filed with the SEC on August 6, 2021 in connection with the Company’s IPO, the Board has adopted a non-employee director compensation policy, which became effective in August 2021. The policy provides that eligible directors will receive an annual cash retainer of $40,000 for serving on the Board, with additional cash retainers of $30,000 for the independent Board chairperson, $15,000 for the chairperson of the Audit Committee, $10,000 for the chairperson of the Compensation Committee and $8,000 for the chairperson of the Nominating and Corporate Governance Committee. In addition, directors not serving as chairperson of a committee are to receive cash retainers of $7,500 for service on the Audit Committee, $5,000 for service on the Compensation Committee and $4,000 for service on the Nominating and Corporate Governance Committee. All cash compensation is payable quarterly, in arrears.

Each eligible director who joins the Board will also be granted a non-statutory stock option to purchase a number of shares of Common Stock with an aggregate Black-Scholes grant-date fair value of $800,000 (but not to exceed 150,000 shares), with one-third of the shares vesting on the first anniversary of the grant date, and the remaining shares vesting in equal monthly amounts thereafter, subject to continued service as a director. On the date of each annual meeting of stockholders, each continuing eligible director will be granted a stock option with a grant-date fair value of $400,000 (not to exceed 75,000 shares).

The beneficial ownership of each current non-employee director of Company securities is expected to be set forth in the Company’s proxy statement for the 2022 Annual Meeting.

We believe that the Company maintains, at its expense, a policy of insurance which insures its directors and officers. The Bylaws also contain a provision that provides for indemnification of officers and directors to the fullest extent permitted by Delaware law. The Charter also contains a provision eliminating the personal liability of a director for monetary damages to the fullest extent permitted under Delaware law, and to such greater extent as applicable law may thereafter permit. We expect that the Nominees, if elected, will be exculpated and indemnified in connection with their service as directors of the Company to the same extent exculpation and indemnification is provided to the current directors of the Company under the Charter and the Bylaws and be covered by the policy of insurance which insures the Company’s directors and officers.

None of the Nominees or any of their respective associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”).

Mr. Elia served on the Board of the Company from July 2020 to April 2021. Other than the foregoing, none of the Nominees has any position or office with the Company, and no occupation or employment with which the Nominees have been involved, during the past five years, was carried on with the Company or any company or organization that is a parent, subsidiary or other affiliate of the Company, and none of the Nominees has ever served on the Board.

Interests of the Nominees

The Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees will receive from the Company as a director, if elected to the Board. We expect that the Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and the Charter and be covered by the policy of insurance which insures the Company’s directors and officers. See “Compensation of the Company’s Directors,” immediately above.

The Nominees may also be deemed to have an interest in the Nomination Proposal and the Declassification Proposal through their beneficial ownership of (or other interest in) the Company’s Common Stock, to the extent such proposals result in an increase in the price of the Common Stock.

Ms. Berry could be considered to have an indirect interest in the Nomination Proposal and the Declassification Proposal as described in this paragraph. Ms. Berry is a Partner at Population Health, and holds direct or indirect limited partnership interests in certain of the Population Health entities.

Mr. Elia could be considered to have an indirect interest in the Nomination Proposal and the Declassification Proposal as described in this paragraph. Mr. Elia is the Chief Investment Officer of M28 Capital, and is managing member of M28 Capital GP LLC, the general partner of M28 Capital. Through these roles, Mr. Elia controls the investment and voting decisions of M28 Capital with respect to any securities held by M28 Capital and the funds or accounts to which it acts as investment manager, including any shares of Common Stock of the Company held by M28. Furthermore, Mr. Elia holds direct or indirect limited partnership interests in certain of the M28 entities.

Dr. Meanwell could be considered to have an indirect interest in the Nomination Proposal and the Declassification Proposal as described in this paragraph. Dr. Meanwell is a managing member of PH III GP and PH VII GP. Through these roles, Dr. Meanwell has shared control over the investment and voting decisions of the applicable Population Health entities with respect to any securities held by such entities, including shares of Common Stock of the Company. Dr. Meanwell additionally directly holds a further 521,858 shares of Common Stock as of the date of this proxy statement, which he received in a pro rata distribution from PH III. Furthermore, Dr. Meanwell holds direct or indirect limited partnership interests in certain of the Population Health entities.

Other than as set forth in this section of the proxy statement or in Annex A, none of the persons listed on Annex A of this proxy statement, including any Nominee, or any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2022 Annual Meeting.

The information herein regarding each Nominee has been furnished to us by such Nominee.

THE PARTICIPANTS STRONGLY URGE YOU TO VOTE “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE WHITE PROXY CARD “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD.

Please do not return any proxy card you may receive from the Company or otherwise authorize a proxy (other than on the WHITE proxy card delivered by us to you) to vote your shares of Common Stock for the Company’s nominees. If you have already submitted a proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company’s nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest dated proxy will be counted.

PROPOSAL NO. 2—DECLASSIFICATION OF THE BOARD

The Board is currently classified into three classes, meaning that only some directors stand for election each year, and that individual directors only stand for election once every three years. This advisory, non-binding proposal urges the Board to take all necessary steps to eliminate the classification of the Board in advance of the 2023 Annual Meeting, and thereby require that all directors be elected on an annual basis at the 2023 Annual Meeting and thereafter. We ask that stockholders adopt the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Adagio Therapeutics, Inc. (the “Company”) hereby request, on an advisory, non-binding basis, that the Board of Directors of the Corporation (the “Board”) take all necessary steps to eliminate the classification of the Board in advance of the 2023 annual meeting of the stockholders of the Company (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof, the “2023 Annual Meeting”), such that the term of each member of the Board shall expire at the 2023 Annual Meeting and any director elected to the Board at or after the 2023 Annual Meeting shall be elected on an annual basis.

It is our belief that the classification of the Board is not in the best interests of the Company and its stockholders, and is contrary to principles of good corporate governance. The election of directors is one of the most powerful and immediate ways for stockholders to express their views on corporate governance and the strategic direction of the Company. A classified board protects the incumbency of the Board by having only one-third of the Board be subject to election in a given year. This reduces the ability of stockholders to hold directors accountable and reduces the incentive for the Board to be responsive to its stockholders. The Company’s Charter further insulates the Board by providing that directors may be removed only with the approval of 66 and 2/3% percent of the voting power of the outstanding Common Stock, and only then for “cause.” By removing the classified board structure, the Company would no longer be permitted under Delaware law to restrict stockholders to removing directors only in the presence of “cause.”

As a result of the classified Board structure, however urgent stockholders may believe change in the Company to be, a period of up to two years may be necessary in order to replace a majority of the Board. We believe this is an unreasonably high threshold that privileges director incumbency over the best interests of the Company. On April 20, 2022, the Board rejected a request from the Participants that it act to declassify the Board.

The Declassification Proposal is an advisory, non-binding proposal, and the adoption of the above resolution requires the affirmative vote of a majority of the shares of Common Stock present at the meeting (in person or represented by proxy) and entitled to vote thereon. Approval of the Declassification Proposal will not, on its own, result in the declassification of the Board, and even if approved, the Board may disregard the request of stockholders. For the Board to be declassified, the Board must propose an amendment to the Charter, and such amendment must then be approved by stockholders. We believe that passage of the Declassification Proposal will help signal to the Board that its stockholders are supportive of a more stockholder-centric corporate governance framework.

We believe that a declassified Board would bring greater accountability to the Board and better align the Board with the interests of stockholders. In addition, even though this proposal is non-binding and, if approved and acted upon by the Company, would not take immediate effect, we believe approval of the proposal would send a strong signal to the Board that stockholders are supportive of a more stockholder-centric corporate governance framework.

We and the other Participants recommend a vote “FOR” the Declassification Proposal, and the Participants intend to vote their shares of Common Stock “FOR” the Declassification Proposal.

OTHER PROPOSALS

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the stockholders at the 2022 Annual Meeting. If, however, we learn of any other proposals made at a reasonable time before the 2022 Annual Meeting, we will either supplement this proxy statement and provide stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed WHITE proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this proxy statement to be acted upon at the 2022 Annual Meeting.

SOLICITATION OF PROXIES

The solicitation of proxies for our Nominees will be made by the Participants. By virtue of Instruction 3 of Item 4 of Schedule 14A promulgated under the Exchange Act, Mithril, the Participating Stockholders and the Nominees may be considered participants in the solicitation.

Proxies may be solicited by mail, facsimile, telephone, electronic mail, internet, in person and by advertisements. All written soliciting materials by the Participants, including any emails or scripts to be used in soliciting proxies, will be filed under the cover of Schedule 14A on the date of first use. Solicitations may also be made by certain of the respective partners, directors, officers, members and employees of the members of Mithril and the Participating Stockholders, none of whom will, except as described in Annex A attached hereto or elsewhere in this proxy statement, receive additional compensation for such solicitation. The Nominees, in their capacities as such, may make solicitations of proxies but will not receive compensation for acting as Nominees.

Innisfree has been retained to provide solicitation and advisory services in connection with the 2022 Annual Meeting. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares of Common Stock held as of the Record Date. Mithril will reimburse such custodians, nominees and fiduciaries for reasonable and documented expenses incurred in connection therewith. Innisfree will be paid a fee of not less than $25,000 and not to exceed $100,000, based upon the campaign services provided. In addition, Mithril will reimburse Innisfree for its reasonable out-of-pocket expenses and will indemnify Innisfree against certain liabilities and expenses, including certain liabilities under the federal securities laws. It is anticipated that Innisfree will employ up to 25 persons to solicit the Company’s stockholders as part of this solicitation. Innisfree does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

The entire expense of soliciting proxies for the 2022 Annual Meeting incurred by the Participants is being borne by Mithril and the Participating Stockholders. Mithril and the Participating Stockholders expect to seek reimbursement of such solicitation expenses but do not intend to submit the question of such reimbursement to a vote of the Company’s security holders. The Board, which will include three of the Nominees, if all are elected, would be required to evaluate and consider any requested reimbursement consistent with their fiduciary duties to the Company and the stockholders. We anticipate that the total expenses that the Participants will incur in furtherance of, or in connection with, the solicitation of proxies for the 2022 Annual Meeting will be approximately $1,000,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation. As of the date hereof, the Participants have incurred approximately $400,000 of solicitation expenses.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

One of the Participants, Adimab, is a significant business partner of the Company, in addition to being the Company’s largest stockholder. The Company was founded by Adimab in order to pursue the development and commercialization of treatments based on technology developed by (and assigned or licensed to the Company by) Adimab and is party to agreements with Adimab (described in the bullets below) providing for extensive collaboration between Adimab and the Company, requiring the Company to make certain milestone and royalty payments to Adimab, and limiting certain activities by Adimab that could be competitive with the Company. Adimab and the Company have also had overlapping board and management members since the Company’s founding. Specifically, the Chief Executive Officer of Adimab served as the Company’s initial CEO, and Laura Walker (who was, until the week of April 17, 2022, Senior Director of Antibody Sciences at Adimab) serves on the Company’s senior leadership team, and two of the other Participants, Mr. Royan and Mr. McGuire, are also members of the board of directors of Adimab.

•	The Company was founded in June 2020 by Adimab to focus initially on the development of antibodies for both the prevention and treatment of COVID-19.

•	The Company is party to an assignment and license agreement with Adimab. According to the Company’s most recent Annual Report on Form 10-K:

•

In July 2020, the Company entered into an assignment and license agreement with Adimab, or the Adimab Assignment Agreement, with respect to discovery and optimization of coronavirus-specific antibodies, including COVID-19 and SARS. Under the Adimab Assignment Agreement, Adimab assigned to the Company its rights to all existing coronavirus antibodies controlled by it and their derivatives, patents claiming such antibodies, know-how related to such antibodies, and biological and chemical materials specifically related to such antibodies. Adimab also granted the Company a non-exclusive, worldwide, royalty-bearing, sublicensable license to certain of its antibody discovery and optimization platform technology to research, develop, make, use, and sell coronavirus antibodies and products containing or comprising coronavirus antibodies, provided that the Company may not use such licensed rights to discover or optimize antibodies.

•

The Company is obligated to use commercially reasonable efforts to achieve specified development and regulatory milestones for products in certain major markets and to commercialize a product in any country in which the Company obtains marketing approval. The Company is obligated to pay Adimab quarterly for its services performed under the agreement at a specified full-time equivalent rate.

•

In July 2020, in consideration for the rights assigned and license conveyed under the Adimab Assignment Agreement, the Company issued 5,000,000 shares of its Series A preferred stock, then having a fair value of $40.0 million, to Adimab. In addition, under the Adimab Assignment Agreement, the Company is obligated to pay Adimab up to $24.6 million upon the achievement of specified development and regulatory milestones for the first two products that comprise or contain coronavirus antibodies assigned to the Company, antibodies discovered or optimized under the Adimab Assignment Agreement, or any derivative of such antibody, or the Products. The Company states that through December 31, 2021, the Company had made aggregate milestone payments of $7.5 million to Adimab under the Adimab Assignment Agreement. The Company is also obligated to pay Adimab royalties of a mid single-digit percentage based on annual aggregate worldwide net sales of any Products, subject to reductions for third-party licenses, biosimilar competition, compulsory licensing and a royalty floor. The royalty term expires for each Product on a country-by-country basis beginning upon the first commercial sale of each Product and ending on the later of (i) 12 years after the first commercial sale of such Product in such country and (ii) the expiration of the last valid claim of any patent in such country that was assigned to the Company under the Adimab Assignment Agreement or that claims priority to any such patent. If the Company commercializes any products as a diagnostic device (other than a companion diagnostic device) or as a research reagent, we must negotiate reasonable financial terms for such products.

•	The Company states that through December 31, 2021, it had made aggregate payments of $9.0 million to Adimab under the Adimab Assignment Agreement, inclusive of the milestone payments.

•	The Company is party to a collaboration agreement with Adimab. According to the Company’s most recent Annual Report on Form 10-K:

•

In May 2021, the Company entered into a collaboration agreement with Adimab, or the Adimab Collaboration Agreement, for the discovery and optimization of proprietary antibodies as potential therapeutic product candidates. Under the Adimab Collaboration Agreement, the Company and Adimab expect to collaborate on research programs for a specified number of targets selected by the Company within a specified time period. If Adimab is unable to generate antibodies directed against a target selected by the Company, then the Company may replace such target. Under the Adimab Collaboration Agreement, Adimab granted the Company a worldwide, non-exclusive license to certain of Adimab’s platform patents and technology and antibody patents to perform our responsibilities during the ongoing research period and for a specified evaluation period thereafter, or the Evaluation Term. The Company granted Adimab a non-exclusive, non-sublicensable license to certain of its patents and intellectual property solely to perform Adimab’s responsibilities under the research plans. Under the agreement, the Company have an exclusive option on a program-by-program basis to obtain licenses and assignments to commercialize selected products containing or comprising antibodies directed against the applicable target, which option may be exercised upon the payment of a specified option fee for each program. Upon exercise of an option, Adimab is expected to assign to the Company all right, title and interest in the antibodies of the optioned research program and will grant us a worldwide, royalty-free, fully paid-up, non-exclusive, sublicensable license under the Adimab platform technology to research, develop, make, use, and sell the antibodies for which the Company has exercised its options and products containing or comprising those antibodies.

•

Under the Adimab Collaboration Agreement, the Company are obligated to use commercially reasonable efforts to develop, seek marketing approval for, and commercialize one product that contains an antibody discovered in each research program for which the Company exercise its option to obtain licenses and assignments.

•

Under the agreement, the Company is obligated to pay Adimab a quarterly fee of $1.3 million in exchange for Adimab and its affiliates agreeing not to assist in the discovery or optimization of or to direct certain third parties to discover or optimize antibodies that are intended to bind to coronaviruses or influenza viruses, which obligation may be cancelled at the Company’s option at any time. For so long as the Company is paying such quarterly fee (or earlier (i) if the Company experiences a change of control after the third anniversary of the Adimab Collaboration Agreement or (ii) Adimab owns less than a specified percentage of the Company’s equity), Adimab and its affiliates will not assist or direct certain third parties to discover or optimize antibodies that are intended to bind to coronaviruses or influenza viruses with limited exception. The Company may also elect to decrease the scope of Adimab’s exclusivity obligations and obtain a corresponding decrease in the quarterly fee. For each agreed upon research program that is commenced, the Company is obligated to pay Adimab quarterly for its services performed during a given research program at a specified full-time equivalent rate; a discovery delivery fee of $0.2 million; and an optimization completion fee of $0.2 million. For each option exercised by the Company to commercialize a specific research program, the Company is obligated to pay Adimab an exercise fee of $1.0 million.

•

The Company is obligated to pay Adimab up to $18.0 million upon the achievement of specified development and regulatory milestones for each product under the agreement that achieves such milestones. The Company is also obligated to pay Adimab royalties of a mid-single-digit percentage based on annual aggregate worldwide net sales of products, subject to reductions for third-party licenses. The royalty term will expire for each product on a country-by-country basis on the later of (i) 12 years after the first commercial sale of such product in such country and (ii) the expiration of the last valid claim of any patent claiming composition of matter or method of making or using any antibody identified or optimized under the Adimab Collaboration Agreement in such country.

•

In addition, the Company is obligated to pay Adimab for Adimab’s performance of certain validation work with respect to certain antigens acquired from a third party. In consideration for this work, the Company is obligated to pay Adimab royalties of a low single-digit percentage based on annual aggregate worldwide net sales of products that contain such antigens for the same royalty term as antibody-based products, but the Company is not obligated to make any milestone payments for such antigen products.

•	In addition, Adimab may from time to time enter into other commercial arrangements with the Company in the ordinary course of business.

Pursuant to that certain Amended and Restated Investors’ Rights Agreement between the Company and certain of its stockholders, dated April 16, 2021, the Participating Stockholders are entitled to certain demand and piggyback registration rights with respect to their shares of Common Stock obtained upon the conversion of their shares of the Company’s preferred stock in connection with the Company’s IPO.

Other than as set forth herein, in Annex A or in the sections of this proxy statement entitled “Information Regarding the Nominees,” “Arrangements between the Nominees and the Other Participants” and “Compensation of Company Directors,” as of the date of this proxy statement, no participant and no associate of any participant has any arrangement or understanding with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Annex A hereto includes information pertaining to the participants in this solicitation, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to such participants.

Information as to any substantial interest, direct or indirect, by security holdings or otherwise of the participants in this solicitation with respect to the Nomination Proposal or the approval of the Stockholder Proposals is set forth in the section entitled “Interests of the Nominees” and/or herein. Except as otherwise set forth herein and in Annex A, which is incorporated herein by reference, none of the participants in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company.

During the past ten years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

The Company has disclosed that as of March 29, 2022, the Record Date, there were 109,675,173 shares of Common Stock outstanding and entitled to vote at the 2022 Annual Meeting as of the Record Date. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on all matters presented at the 2022 Annual Meeting.

As of the date hereof, the Participants hold securities of the Company in the amounts and manner indicated below.

Name	Beneficial Ownership
Mithril II	11,241,580 shares of Common Stock*
Polaris V	3,120,194 shares of Common Stock*
Polaris EF V	60,814 shares of Common Stock*
Polaris FF V	21,374 shares of Common Stock*
Polaris SFF V	31,198 shares of Common Stock*
Polaris IX	4,800,460 shares of Common Stock*
Polaris HCT	497,660 shares of Common Stock*
M28 Capital	6,398,250 shares of Common Stock**
Adimab	26,687,906 shares of Common Stock*
PH III	359,662 shares of Common Stock*
PH VII	320,160 shares of Common Stock*
Clive Meanwell	521,858 shares of Common Stock***

*	Held of record.
**	Held by certain funds and accounts to which M28 Capital acts as investment manager.
***	Held through a brokerage account.

By virtue of the relationships set forth in Annex A: Mithril II GP, Mithril II UGP, Ajay Royan and Peter Thiel may be deemed to beneficially own the shares held by Mithril II; PMVC V and Jonathan Flint each may be deemed to beneficially own the shares held by Polaris V, Polaris EV F, Polaris FF V and Polaris SFF V; Polaris IX GP may be deemed to beneficially own the shares held by Polaris IX; Polaris HCT GP may be deemed to beneficially own the shares held by Polaris HCT; Terrance McGuire may be deemed to beneficially own the shares that are beneficially owned by PMVC V, Polaris IX GP and Polaris HCT GP; Marc Elia may be deemed to beneficially own the shares owned by M28 Capital; PH III GP may be deemed to beneficially own the shares held by PH III; PH VII GP may be deemed to beneficially own the shares held by PH VII; and Christopher Cox and Clive A. Meanwell each may be deemed to beneficially own the shares held by PH III and PH VIII. The 54,051,113 shares of Common Stock beneficially owned in the aggregate by Participants on the date hereof represents approximately 49.3% of the outstanding shares of Common Stock, based on 109,675,173 shares outstanding as of March 29, 2022, the Record Date, as disclosed by the Company in its preliminary proxy statement filed with the SEC on April 26, 2022.

Ms. Berry is not the record or beneficial owner of any shares of Common Stock.

The date of purchase and number of shares of Common Stock purchased by the Participants in the last two years are set forth in Annex A to this proxy statement.

Other than as set forth in this proxy statement or in Annex A hereto, no participant in this solicitation owns any securities of the Company of record but not beneficially.

Set forth in Annex A hereto are transactions in the Company’s securities effected by the participants in this solicitation within the past two years. Other than as disclosed in Annex A, no participant in this solicitation has effected any transaction in securities of the Company in the past two years.

Other than as set forth in this proxy statement, no part of the purchase price or market value of any securities of the Company described in Annex A hereto are represented by funds that were borrowed or otherwise obtained for the purpose of acquiring or holding such securities by any participant.

The shares of Common Stock which certain of the Participating Stockholders hold in “street name” may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein.

Other than as set forth in this proxy statement, no participant is, or has been within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or in Annex A hereto, after reasonable inquiry, no participant in this solicitation, and no associate of any participant in this solicitation, owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth in this proxy statement or in Annex A hereto, no participant in this solicitation and no associate of any participant in this solicitation has had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds the lesser of (i) 1% of the Company’s total assets and (ii) $120,000.

There are no material proceedings in which the Nominees or any of their respective associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

There exist no family relationships between any Nominee and any director or executive officer of the Company.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K promulgated under the Exchange Act and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

None of the Nominees is a current or former officer of the Company and none of the Nominees was an employee of the Company during the fiscal year ended December 31, 2022. During such fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer. There exist no interlocking relationships that would have required disclosure under Item 407(e)(4) of Regulation S-K, had the Nominees been directors of the Company.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokerage firms, dealers, trust company and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders sharing an address. We will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, Innisfree. Stockholders may call toll-free at (877) 717-3926, and banks, brokers and other nominees may call collect at (212) 750-5833. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

This proxy statement is dated April 29, 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

In addition to carefully reading this proxy statement in its entirety, you are advised to carefully read any additional soliciting materials that may be filed under cover of Schedule 14A in respect of this solicitation when such materials become available, as they may contain additional important information. You may obtain a free copy of this proxy statement and any additional soliciting materials that we file with the SEC at the SEC’s website at www.sec.gov, or by contacting Innisfree at the address and phone number indicated above.

Please refer to the Company’s proxy statement for the 2022 Annual Meeting and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the 2022 Annual Meeting and in accordance with applicable law.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. THE PARTICIPANTS URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY TO VOTE “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD UNTIL THE 2025 ANNUAL MEETING OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED; AND “FOR” THE DECLASSIFICATION PROPOSAL.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S DEFINITIVE PROXY STATEMENT RELATING TO THE 2022 ANNUAL MEETING (WHICH HAS NOT YET BEEN FILED BY THE COMPANY) BASED ON OUR RELIANCE ON RULE 14a-5(c) UNDER THE EXCHANGE ACT. SUCH DISCLOSURE OMITTED FROM THIS PROXY STATEMENT AND EXPECTED TO BE INCLUDED IN THE COMPANY’S DEFINITIVE PROXY STATEMENT INCLUDES: CERTAIN BIOGRAPHICAL INFORMATION AND INFORMATION ABOUT THE BACKGROUNDS AND QUALIFICATIONS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS; INFORMATION CONCERNING ALL MATTERS REQUIRING THE APPROVAL OF STOCKHOLDERS, INCLUDING THE ELECTION OF DIRECTORS; INFORMATION CONCERNING EXECUTIVE COMPENSATION; INFORMATION CONCERNING ANY ARRANGEMENTS WHICH MAY RESULT IN A CHANGE IN CONTROL OF THE COMPANY; SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS; INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS; INFORMATION CONCERNING THE COMPANY’S PROCEDURES FOR NOMINATING DIRECTORS; INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD SUCH AS LEADERSHIP STRUCTURE; BOARD MEETING AND ATTENDANCE; INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE 2022 ANNUAL MEETING AND VOTE LIVE; AND PROCEDURES FOR SUBMITTING PROPOSALS FOR INCLUSION IN THE COMPANY’S PROXY STATEMENT AT THE NEXT ANNUAL MEETING. STOCKHOLDERS SHOULD REFER TO THE COMPANY’S DEFINITIVE PROXY STATEMENT FOR THE 2022 ANNUAL MEETING, WHEN IT IS FILED BY THE COMPANY, IN ORDER TO REVIEW THIS DISCLOSURE. THE INFORMATION CONCERNING THE COMPANY CONTAINED IN THIS PROXY STATEMENT HAS BEEN TAKEN FROM, OR IS BASED UPON, PUBLICLY AVAILABLE DOCUMENTS ON FILE WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION. ALTHOUGH WE HAVE NO KNOWLEDGE THAT WOULD INDICATE THAT STATEMENTS RELATING TO THE COMPANY CONTAINED IN THIS PROXY STATEMENT IN RELIANCE UPON PUBLICLY AVAILABLE INFORMATION ARE INACCURATE OR INCOMPLETE, TO DATE WE HAVE NOT HAD ACCESS TO THE BOOKS AND RECORDS OF THE COMPANY, WERE NOT INVOLVED IN THE PREPARATION OF SUCH INFORMATION AND STATEMENTS AND ARE NOT IN A POSITION TO VERIFY SUCH INFORMATION AND STATEMENTS. ALL INFORMATION RELATING TO ANY PERSON OTHER THAN THE PARTICIPANTS IS GIVEN ONLY TO OUR KNOWLEDGE. SEE ANNEX B FOR INFORMATION REGARDING PERSONS WHO MAY BE DEEMED TO BENEFICIALLY OWN MORE

THAN 5% OF THE SHARES OF COMMON STOCK AND THE OWNERSHIP OF THE SHARES OF COMMON STOCK BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

April 29, 2022

Thank you for your consideration and support.

MITHRIL II LP

MITHRIL II GP LP

MITHRIL II UGP LLC

ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Mithril II, Mithril II GP, Mithril II UGP, Ajay Royan, Peter Thiel, Polaris V, Polaris EF V, Polaris FF V, Polaris SFF V, Polaris IX, Polaris HCT, PVMC V, PPGP IX, PHCT GP, Terrance McGuire, Jonathan Flint, M28 Capital, Marc Elia, Adimab, LLC, PH III, PH III GP, PH VII, PH VII GP, Christopher Cox, Clive A. Meanwell and Tamsin Berry may be deemed “participants” under SEC rules in this solicitation. Information regarding the participants in the solicitation is set forth below.

Except as described herein, no participant in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants in this solicitation within the past two years.

The shares of Common Stock that the Participants hold in “street name” may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein.

Except as described herein, as of the date hereof, no part of the purchase price or market value of any securities of the Company described in Annex A are represented by funds that were borrowed or otherwise obtained for the purpose of acquiring or holding such securities by any participant.

PERSONS MAKING THE SOLICITATION:

The name, principal business address and the principal occupation or employment of the participants in this solicitation is set forth below.

MITHRIL

The principal business address of Mithril II, Mithril II GP, Mithril II UGP, Ajay Royan and Peter Thiel is 600 Congress Avenue, Suite 3100, Austin, TX 78701. Mithril II LP is a venture capital investment entity, and is a Delaware limited partnership. Mithril II GP is a Delaware limited partnership, and is the general partner of Mithril II. Mithril II UGP is a Delaware limited liability company, and is the general partner of Mithril II GP. Mr. Royan is managing member of Mithril II UGP and serves as a Class I member of the Board. Mr. Royan is not standing for re-election to the Board at the 2022 Annual Meeting. Peter Thiel and Ajay Royan are the members of the investment committee of Mithril II GP. All securities of the Company held by Mithril II have been purchased using investment funds provided to Mithril II by its limited partner and general partner investors.

POLARIS

The principal business address of Polaris V, Polaris EF V, Polaris FF V, Polaris SFF V, Polaris IX, Polaris HCT, PVMC V, PPGP IX, PHCT GP, Jonathan Flint and Terrance McGuire is One Marina Park Drive, 10th Floor, Boston, MA 02210. Polaris V, Polaris EF V, Polaris FF V, Polaris SFF V, Polaris IX and Polaris HCT are each a venture capital investment entity, and each is a Delaware limited partnership. PVMC V is a Delaware limited liability company, and is the general partner of each of Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V. PPGP IX is a Delaware limited liability company, and is the general partner of Polaris IX. PHCT GP is a Delaware limited liability company, and is the general partner of Polaris HCT. Mr. Flint and Mr. McGuire are the managing members of PVMC V. Mr. McGuire is a Class II member of the Board. All securities of the Company purchased by each Polaris V, Polaris EF V, Polaris FF V, Polaris SF V, Polaris IX and Polaris HCT have been purchased using investment funds provided to such funds by their respective limited partner and general partner investors.

M28

The principal business address of M28 Capital is 700 Canal Street, 2nd Floor, Stamford, CT 06902. M28 Capital is a Delaware limited partnership and serves as investment manager to certain funds and accounts (the “M28 Funds and Accounts”). Mr. Elia is the Chief Investment Officer of M28 Capital and the managing member of M28 Capital Management GP LLC, the general partner of M28 Capital. Funds for the purchase of the shares of Common Stock were derived from general working capital of the M28 Funds and Accounts.

ADIMAB

The principal business address of Adimab is 7 Lucent Drive, Lebanon, NH 03766. Adimab is a Delaware limited liability company, the principal occupation of which is to provide therapeutic antibody discovery and engineering technologies. In addition to acquiring Company securities for cash, Adimab acquired securities of the Company in exchange for an assignment of intellectual property and a license. Funds for the Company securities acquired were derived from general working capital of Adimab.

POPULATION HEALTH

The principal business address of PH III, PH III GP, PH VII and PH VII GP is 1200 Morris Turnpike, Suite 3005, Short Hills, NJ 07078. PH III and PH VII are Delaware limited partnerships engaged in the business of acquiring, holding and disposing of interests in various companies for investment purposes. PH III GP is the general partner of PH III, and PH VII GP is the general partner of PH VII. Mr. Cox and Dr. Meanwell are the managing members of PH III GP and PH VIII GP. All securities of the Company purchased by PH III and PH VII were purchased using investment funds provided to PH III and PH VII by their respective limited partner investors.

NOMINEES

Please see the Q&A entitled “Who are the Nominees”, above.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY

The following table sets forth all transactions in the Common Stock of the Company effected in the last two (2) years by the Participants. The Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock were acquired by the entities below in private placements, prior to the Company’s IPO. Upon the IPO, on August 10, 2021, each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock converted automatically and by their terms, with no additional consideration paid, into five shares of Common Stock. Common Stock purchased by certain of the Participants on August 10, 2021 were purchased in the Company’s IPO. Except as otherwise noted herein, all such transactions were purchases or sales of shares of Common Stock effected in the open market, and the table includes commissions paid in per share prices.

Mithril

Name	Acquisition Date	Purchase/Sale	Quantity	Unit Cost	Security
Mithril II	7/9/2020	Purchase	1,250,000	$8.00	Series A
Mithril II	10/30/2020	Purchase	176,304	$56.72	Series B
Mithril II	4/16/2021	Purchase	422,612	$78.08578	Series C
Mithril II	8/10/2021	Purchase	1,997,000	$17.00	Common Stock

Polaris

Name	Acquisition Date	Purchase/Sale	Quantity	Unit cost	Security
Polaris V	7/9/2020	Purchase	361,850	$8.00	Series A
Polaris V	10/30/2020	Purchase	85,061	$56.72	Series B
Polaris V	4/16/2021	Purchase	123,574	78.08578	Series C
Polaris V	8/10/2021	Purchase	267,769	17.00000	Common Stock
Polaris EF V	7/9/2020	Purchase	7,052	$8.00	Series A
Polaris EF V	10/30/2020	Purchase	1,658	$56.72	Series B
Polaris EF V	4/16/2021	Purchase	2,409	78.08578	Series C
Polaris EF V	8/10/2021	Purchase	5,219	$17.00	Common Stock
Polaris FF V	7/9/2020	Purchase	2,479	$8.00	Series A
Polaris FF V	10/30/2020	Purchase	583	$56.72	Series B
Polaris FF V	4/16/2021	Purchase	846	78.08578	Series C
Polaris FF V	8/10/2021	Purchase	1,834	$17.00	Common Stock
Polaris SFF V	7/9/2020	Purchase	3,619	$8.00	Series A
Polaris SFF V	10/30/2020	Purchase	850	$56.72	Series B
Polaris SFF V	4/16/2021	Purchase	1,235	$78.08578	Series C
Polaris SFF V	8/10/2021	Purchase	2,678	$17.00	Common Stock
Polaris IX	7/9/2020	Purchase	875,000	$8.00	Series A
Polaris IX	10/30/2020	Purchase	44,076	$56.72	Series B
Polaris IX	4/16/2021	Purchase	32,016	$78.08578	Series C
Polaris IX	8/10/2021	Purchase	45,000	$17.00000	Common Stock
Polaris HCT	4/28/2021	Purchase	64,032	$78.08578	Series C
Polaris HCT	8/10/2021	Purchase	177,500	$17.00	Common Stock

M28

Name	Acquisition or Sale Date	Purchase/Sale	Quantity	Unit cost	Security
M28 Capital	07/09/2020	Purchase	937,500	$8.00	Series A
M28 Capital	08/20/2021	Purchase	225,000	$27.50	Common Stock
M28 Capital	08/23/2021	Purchase	83,154	$29.11	Common Stock
M28 Capital	08/24/2021	Purchase	100,000	$29.17	Common Stock

M28 Capital	08/30/2021	Purchase	73,116	$31.35	Common Stock
M28 Capital	08/31/2021	Purchase	170,000	$33.84	Common Stock
M28 Capital	09/09/2021	Purchase	7,000	$44.82	Common Stock
M28 Capital	10/01/2021	Purchase	186,300	$28.00	Common Stock
M28 Capital	10/04/2021	Purchase	94,000	$28.45	Common Stock
M28 Capital	10/05/2021	Purchase	78,800	$30.77	Common Stock
M28 Capital	10/13/2021	Purchase	79,000	$31.88	Common Stock
M28 Capital	10/14/2021	Purchase	77,345	$30.78	Common Stock
M28 Capital	10/29/2021	Purchase	161,800	$29.11	Common Stock
M28 Capital	11/29/2021	Sale	249,336	$48.22	Common Stock
M28 Capital	11/30/2021	Sale	57,794	$65.07	Common Stock
M28 Capital	11/30/2021	Sale	50,664	$50.72	Common Stock
M28 Capital	01/13/2022	Purchase	157,000	$5.99	Common Stock
M28 Capital	01/14/2022	Purchase	163,700	$5.69	Common Stock
M28 Capital	01/14/2022	Purchase	188,300	$5.55	Common Stock
M28 Capital	01/18/2022	Purchase	656,497	$5.49	Common Stock
M28 Capital	01/19/2022	Purchase	872,982	$5.54	Common Stock
M28 Capital	01/20/2022	Purchase	492,800	$6.36	Common Stock
M28 Capital	02/09/2022	Sale	200,000	$11.11	Common Stock
M28 Capital	02/10/2022	Sale	3,998,250	$9.00	Common Stock
M28 Capital	02/23/2022	Purchase	150,000	$6.19	Common Stock
M28 Capital	02/24/2022	Purchase	1,000,000	$6.10	Common Stock
M28 Capital	02/25/2022	Purchase	155,000	$6.33	Common Stock
M28 Capital	02/28/2022	Purchase	1,600	$6.50	Common Stock
M28 Capital	03/01/2022	Purchase	73,400	$6.49	Common Stock
M28 Capital	03/02/2022	Purchase	620,000	$6.17	Common Stock
M28 Capital	03/03/2022	Purchase	200,000	$5.34	Common Stock
M28 Capital	03/04/2022	Purchase	1,942	$5.00	Common Stock
M28 Capital	03/07/2022	Purchase	16,842	$5.00	Common Stock
M28 Capital	03/08/2022	Purchase	91,724	$4.96	Common Stock
M28 Capital	03/14/2022	Purchase	89,492	$4.91	Common Stock

Adimab

Name	Acquisition Date	Purchase/Sale	Quantity	Unit cost	Security
Adimab LLC	6/3/2020	Purchase(1)	21,250,000	$0.00002	Common Stock
Adimab LLC	6/22/2020	(2)	1,985,295	(3)	Restricted Common Stock
Adimab LLC	7/9/2020	(3)	21,250,000	$0.004	Common Stock
Adimab LLC	7/9/2020	(3)	5,000,000	$8.00	Series A
Adimab LLC	10/30/2020	Purchase	44,076	$56.72	Series B
Adimab LLC	4/16/2021	Purchase	128,064	$78.08578	Series C
Adimab LLC	3/3/2022	(4)	1,158,089	$0.002	Restricted Common stock

(1)	Shares acquired by Adimab in connection with the Company’s formation.
(2)

Shares of restricted Common Stock issued to Tillman U. Gerngross, then Chief Executive Officer of the Company, upon exercise of a stock option award on December 31, 2020, were transferred to Adimab in exchange for no consideration. Such shares were subject to vesting, with 25% vesting on June 15, 2021, and the remainder vesting in 36 equal monthly installments thereafter.

(3)

In connection with the Adimab Assignment Agreement (as defined in the Company’s proxy statement), and in exchange for the fair value of the rights granted by Adimab to the Company thereunder, the Company issued 5,000,000 shares of Series A Preferred Stock having an aggregate fair value of $40.0 million to

Adimab, and Adimab relinquished to the Company 21,250,000 shares of Common Stock having a fair value of $85,000.
(4)	Repurchase of unvested shares of restricted Common Stock by the Company for aggregate consideration of $2,316.18.

Population Health

Name	Acquisition Date	Purchase/Sale	Quantity	Unit cost	Security
PH III	10/30/2020	Purchase	176,304	$56.72	Series B
PH VII	4/16/2021	Purchase	64,032	$78.08578	Series C
PH III	3/9/2022	(1)	521,858	(1)	Common Stock

(1)	Distribution of shares to Clive A. Meanwell in proportion to his limited partnership interest in PH III. Dr. Meanwell directly owns such shares in his personal capacity.

Certain Transactions by Nominees

The transactions with respect to which Mr. Elia may be deemed to be a beneficial owner by virtue of his positions with M28 Capital have been set forth above. The transactions with respect to which Dr. Meanwell may be deemed to be a beneficial owner by virtue of his positions with Population Health, and in his personal capacity, have been set forth above.

Ms. Berry has had no transactions with respect to the Company’s securities during the past two years.

ANNEX B

The following section “Security Ownership of Beneficial Owners and Management,” including the table and footnotes thereunder, are reprinted from the Company’s preliminary proxy statement filed with the SEC on April 26, 2022, except that the Participants have updated the information included by the Company in the original table with respect to the entities affiliated with Polaris. The revised information reflects Polaris’ correct beneficial ownership of Common Stock, consistent with the Polaris beneficial ownership already reported in Annex A of the Participant’s proxy statement, and as disclosed in Polaris’ Schedule 13D filings. For information regarding the beneficial ownership of Common Stock by each of the Nominees, please refer to Annex A of the Participant’s proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock as of the Record Date by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Applicable percentages are based on 109,675,173 shares outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Common Stock subject to stock options currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless noted otherwise, the address of all listed directors and executive officers is c/o Adagio Therapeutics, Inc., 1601 Trapelo Road, Suite 178, Waltham, Massachusetts 02451.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares		Percent of Total
5% or Greater Stockholders
Adimab, LLC (2)(12)	26,687,906		24.3%
Entities affiliated with FMR LLC (3)	15,592,582		14.2
Mithril II LP (4)(12)	11,241,580		10.2
Entities affiliated with Polaris Partners (5)(12)	8,531,700		7.8
Entities affiliated with Alphabet Inc. (6)	5,680,785		5.2
M28 Capital Management LP (7)(12)	6,398,250		5.8
Directors and Named Executive Officers
Tomas Heyman	—		—
Ellen R. Marram, M.B.A.	—		—
Howard Mayer, M.D. (8)	94,127	*
Terrance McGuire (5)(12)	8,531,700		7.8

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares		Percent of Total
Redonda Miller, M.D., M.B.A.	—		—
Ajay Royan (4)(12)	11,241,580		10.2
René Russo, Pharm.D.	1,985,295		1.8
Anand Shah, M.D.	—		—
Michael Wyzga	—		—
Tillman U. Gerngross, Ph.D. (9)(12)	26,687,906		24.3
David Hering, M.B.A. (10)	29,687	*
Jill Andersen, J.D. (11)	38,637	*
All current executive officers and directors as a group (14 persons)	23,161,722		20.9

*	Less than one percent.
(1)

This table is based upon information supplied by officers, directors and principal stockholders, Schedules 13D and 13G filed with the SEC and the Company’s records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)	This information has been obtained from a Schedule 13D filed on March 30, 2022 by Adimab, LLC. The principal business address of Adimab, LLC and Dr. Gerngross is 7 Lucent Drive, Lebanon, NH 03766.
(3)

This information has been obtained from a Schedule 13G/A filed on February 9, 2022 by persons and entities affiliated with FMR LLC. Consists of shares of our common stock beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, including Fidelity Management & Research Company LLC, Fidelity Management Trust Company and Strategic Advisers LLC, and other companies (collectively, the “FMR Reporters”), and does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998). FMR LLC may be deemed to have sole power to vote 6,703,249 shares of our common stock and sole power to dispose or direct the disposition of 15,592,582 shares of our common stock. Abigail P. Johnson may be deemed to have sole power to dispose or direct the disposition of 15,592,582 shares of our common stock. Fidelity Growth Company Fund may be deemed to have sole power to vote 5,904,953 shares of our common stock. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a stockholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(4)

This information has been obtained from a Schedule 13D/A filed on March 30, 2022 by entities and persons affiliated with Mithril II LP (“Mithril II”). All shares are held of record by Mithril II. Mithril II UGP LLC (“Mithril II UGP”) is the general partner of Mithril II GP LP (“Mithril II GP”), which is the general partner of Mithril II, and each of Mithril II UGP and Mithril II GP may be deemed to have shared voting, investment and dispositive power with respect to these securities. Ajay Royan, a member of our Board, is the sole managing member of Mithril II UGP. Peter Thiel and Ajay Royan are the members of the investment committee of

Mithril II GP. The investment committee makes all investment decisions with respect to shares held by Mithril II and may be deemed to have shared voting, investment and dispositive power with respect to these securities. The principal business address of the entities and persons referenced in this footnote is c/o Mithril Capital Management LLC, 600 Congress Avenue, Suite 3100, Austin, TX 78701.
(5)

This information has been obtained from a Schedule 13D/A filed on April 26, 2022 by entities and persons affiliated with Polaris Partners. Consists of (i) 3,120,194 shares of our common stock held of record by Polaris Venture Partners V, L.P. (“Polaris V”), (ii) 60,814 shares of our common stock held of record by Polaris Venture Partners Entrepreneurs’ Fund V, L.P. (“Polaris EF V”), (iii) 21,374 shares of our common stock held of record by Polaris Venture Partners Founders’ Fund V, L.P. (“Polaris FF V”), (iv) 31,198 shares of our common stock held of record by Polaris Venture Partners Special Founders’ Fund V, L.P. (“Polaris SFF V”), (v) 4,800,460 shares of our common stock held of record by Polaris Partners IX, L.P. (“Polaris IX”) and (vi) 497,660 shares of our common stock held of record by Polaris Healthcare Technology Opportunities Fund, L.P. (“Polaris HCT”). Polaris Venture Management Co. V, L.L.C. (“PVMC V”) is the general partner of each of Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by each of Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V. Terrance McGuire, a member of our Board, and Jonathan Flint are the managing members of PVMC V and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V. Polaris Partners GP IX, L.L.C. (“PPGP IX”) is the general partner of Polaris IX and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris IX. Terrance McGuire, a member of our Board, is an interest holder in PPGP IX and David Barrett, Brian Chee, Amir Nashat and Amy Schulman are the managing members of PPGP IX and each may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris IX. Polaris Healthcare Technology Opportunities Fund GP, L.L.C. (“PHCT GP”) is the general partner of Polaris HCT and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris HCT. Terrance McGuire, a member of our Board, is an interest holder in PHCT GP and David Barrett, Brian Chee, Amir Nashat and Amy Schulman are the managing members of PHCT GP and each may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris HCT. The principal business address of each of the persons and entities referenced in this footnote is One Marina Park Drive, 10th Floor Boston, MA 02210.

(6)

This information has been obtained from a Schedule 13G filed on February 14, 2022 by entities affiliated with Alphabet Inc. Consists of (i) 5,200,545 shares of our common stock held directly by GV 2019, L.P. and (ii) 480,240 shares of our common stock held directly by GV 2021, L.P. Each of GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the sole member of Alphabet Holdings LLC), and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may be deemed to have sole power to vote or sole power to dispose of the securities owned directly by GV 2019, L.P. Each of GV 2021 GP, L.P. (the general partner of GV 2021, L.P.), GV 2021 GP, L.L.C. (the general partner of GV 2021 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2021 GP, L.L.C.), XXVI Holdings Inc. (the sole member of Alphabet Holdings LLC), and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may be deemed to have sole power to vote or sole power to dispose of the securities owned directly by GV 2021, L.P. The principal business address of each of the entities referenced in this footnote is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(7)

This information has been obtained from a Schedule 13D filed on April 1, 2022 by M28 Capital Management LP (“M28 Capital”). Consists of 6,398,250 shares of our common stock held by certain funds and accounts to which M28 Capital acts an investment manager (the “M28 Funds and Accounts”). M28 Capital, as the investment manager to the M28 Funds and Accounts, may be deemed to beneficially own these securities and to have shared power to vote and shared power to dispose of the securities held by the M28 Funds and Accounts. Marc Elia is the Chief Investment Officer of M28 Capital and Managing Member of M28 Capital Management GP LLC, the general partner of M28 Capital, and exercises investment discretion with respect to these securities. The principal business address of M28 Capital and Marc Elia is 700 Canal Street, 2nd Floor, Stamford, CT 06902.
(8)	Consists of 94,127 shares of our common stock issuable upon the exercise of options within 60 days of the Record Date.
(9)

Consists of 26,687,906 shares of our common stock held by Adimab, LLC. Tillman U. Gerngross, Ph.D. was our Chief Executive Officer and member of our Board of Directors until his resignation on February 23, 2022. Dr. Gerngross served as a co-founder, Chief Executive Officer and a member of the board of directors of Adimab, LLC and may be deemed to have shared voting and investment power with respect to the shares held by Adimab, LLC. The principal business address of Adimab, LLC and Dr. Gerngross is 7 Lucent Drive, Lebanon, NH 03766.

(10)	Consists of 29,687 shares of our common stock issuable upon the exercise of options within 60 days of the Record Date.
(11)

Consists of (i) 2,200 shares of our common stock held directly by Ms. Andersen, (ii) 500 shares of our common stock held by Ms. Andersen’s spouse and (iii) 35,937 shares of our common stock issuable upon the exercise of options within 60 days of the Record Date.

(12)

On March 28, 2022, Polaris V, Polaris EF V, Polaris FF V, Polaris SFF V, Polaris IX and Polaris HCT (collectively, “Polaris”) and (i) Mithril, (ii) M28 Capital Management LP , (iii) Adimab, LLC and (iv) Population Health Equity Partners III, L.P., Population Health Equity Partners VII, L.P. and Clive Meanwell (“Population Health”), orally agreed to coordinate and cooperate in certain of their activities with regard to the Company, which agreement was subsequently memorialized, also on March 28, 2022, in an email circulated among representatives of such persons. That agreement provides that each such person will vote its shares of our common stock in favor of the election of the Mithril nominees at the Annual Meeting. By virtue of such agreement, Polaris V, Polaris EF V, Polaris FF V, Polaris SFF V, PVMC V, Polaris IX, Polaris HCT, PHCT GP, Terrance McGuire, and Jonathan Flint (the “Reporting Persons”) may be deemed to be part of a “group” (within the meaning of Section 13(d)(3) of the Securities Act of 1933, as amended) comprised of the Reporting Persons and such other persons.

SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN THE START OF THE 2022 ANNUAL MEETING TO BE INCLUDED IN THE VOTING RESULTS. The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at www.sec.gov (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE) 6 If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing6 ADAGIO THERAPEUTICS, INC. WHITE PROXY CARD 2022 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY MITHRIL II LP, MITHRIL II GP LP, MITHRIL II UGP LLC, AJAY ROYAN, PETER THIEL, POLARIS VENTURE PARTNERS V, L.P., POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P., POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P., POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P., POLARIS PARTNERS IX, L.P., POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P., POLARIS VENTURE MANAGEMENT CO. V, L.L.C., POLARIS PARTNERS GP IX, L.L.C., POLARIS HEATHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C., TERRANCE MCGUIRE, JONATHAN FLINT, M28 CAPITAL MANAGEMENT LP, MARC ELIA, ADIMAB, LLC, POPULATION HEALTH EQUITY PARTNERS III, L.P., POPULATION HEALTH EQUITY PARTNERS III GP, LLC, POPULATION HEALTH EQUITY PARTNERS VII, L.P., POPULATION HEALTH EQUITY PARTNERS VII GP, LLC, CLIVE A. MEANWELL, M.B., Ch.B, M.D., CHRISTOPHER COX, AND TAMSIN BERRY (THE “PARTICIPANTS”) AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF ADAGIO THERAPEUTICS, INC. The undersigned hereby appoints Ajay Royan, Richard Brand, Arthur Crozier and Scott Winter, and each of them (in each case with the power to act without the others), with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of Adagio Therapeutics, Inc., a Delaware corporation (“Adagio”), that the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Stockholders of Adagio, including any adjournments, postponements thereof or any special meeting that may be called in lieu thereof (the “2022 Annual Meeting”), and to vote such shares in their discrectionary authority as to any and all other matters that may properly come before the 2022 Annual Meeting that are unknown to the Participants a reasonable time before this solicitation. If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted, on Proposal 1, “FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to as Class I Members of the Board of Directors and “FOR” Proposal 2. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting. Continued and to be signed and dated on reverse side

ADAGIO THERAPEUTICS, INC. YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Adagio Therapeutics, Inc. Common Stock for the upcoming Annual Meeting of Stockholders. 1. Vote by Telephone – Call toll-free from the U.S. or Canada at 877-457-8420, on a touch-tone telephone. If outside the U.S. or Canada, call +1 575-215-3394. Please follow the simple instructions provided. You will be required to provide the unique control number printed below. OR 2. Vote by Internet – Please access https://www.proxyvotenow.com/adgi, and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. CONTROL NUMBER: You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card. OR 3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the postage-paid envelope provided, or mail to: c/o Innisfree/Mithril, 20 Oser Avenue, Suite 100, Hauppauge, NY 11788. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Please mark X vote as in this example WE RECOMMEND THAT YOU VOTE “FOR ALL” OF THE NOMINEES SET FORTH IN PROPOSAL 1 AND “FOR” PROPOSAL 2. Proposal 1. Proposal to Elect Class I Directors to the Adagio Board Proposal 2. The adoption of a non-binding, advisory FOR AGAINST ABSTAIN resolution requesting that the Board take all necessary Nominees: steps to eliminate the classification of the Board and 01-Tamsin Berry FOR ALL WITHHOLD ALL FOR ALL EXCEPT thereby require that all Directors be elected on an annual 02-Marc Elia basis. 03-Clive A. Meanwell INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you wish to WITHOLD your vote on the line below: Date: , 2022 Signature Signature (if jointly held) Title(s) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.